                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement        [ ]   Confidential, for Use of the
                                                Commission Only (as permitted by
[X]    Definitive Proxy Statement               Rule 14a - 6 (e) (2) )
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a - 11 (c) or Rule 14a - 12

                         Great Guaranty Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a - 6 (i) (1)
              and 0-11.
       (1)    Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
       (5)    Total fee paid:

              ------------------------------------------------------------------
       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:

              ------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
       (3)    Filing Party:

              ------------------------------------------------------------------
       (4)    Date Filed:

              ------------------------------------------------------------------

GREAT GUARANTY BANCSHARES, INC.
P. O. BOX 10
NEW ROADS, LOUISIANA 70760
================================================================================


     April 2, 2001

     Dear Shareholders:

     The annual shareholder meeting of the Great Guaranty Bancshares, Inc. will be held Wednesday, May 9, 2001 at 10:00 a.m. in the Board Room of Guaranty Bank and Trust Company, 175 New Roads Street, New Roads, La. Enclosed you will find the notice of annual shareholder meeting, a proxy statement and a prospectus on the consolidated operations of Great Guaranty Bancshares and Guaranty Bank and Trust Company. Please date, sign and mail promptly the enclosed proxy ballot for which a return envelope is provided.

     The main purpose of the meeting is to elect Directors for the next year.

     As reported to you earlier, "Year 2000" was a successful year for Guaranty Bank. We are looking forward to doing business with you, as shareholders, as well as other members of our community.

     In our on going process to enhance shareholder value, we want to thank you for your help and support. We appreciate your business.

     Very Truly Yours,



       /s/ J. LEVY DABADIE, JR.                            /s/ J. WADE O'NEAL, III
     ----------------------------------------------      ------------------------------------------------
     J. Levy Dabadie, Jr. - Director                     J. Wade O'Neal, III-President/CEO/Director


       /s/ DR. DONALD DOUCET                               /s/ H. T. OLINDE, JR.
     ----------------------------------------------      ------------------------------------------------
     Dr. Donald Doucet - Director                        H. T. Olinde, Jr. - Chairman of the Board


       /s/ SYLVESTER MUCKELROY                              /s/ J. LAYNE ORILLION
     ----------------------------------------------      ------------------------------------------------
     Mayor Sylvester Muckelroy - Director                J. Layne Orillion - Director


       /s/ CRAIG A. MAJOR                                   /s/ F. GREGORY ROY
     ----------------------------------------------      ------------------------------------------------
     Craig A. Major - Director                           F. Gregory Roy - Director


                                              /s/ CHAD SOPRANO
                                           ---------------------------------------------
                                           Chad Soprano - Director

                         GREAT GUARANTY BANCSHARES, INC.
                              175 NEW ROADS STREET
                           NEW ROADS, LOUISIANA 70760


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS


To the shareholders of Great Guaranty Bancshares, Inc.:

         PLEASE TAKE NOTICE that the 2001 Annual Meeting of Shareholders of Great Guaranty Bancshares, Inc. will be held at the offices of Guaranty Bank & Trust Company, 175 New Roads Street, New Roads, Louisiana on Wednesday, May 9, 2001 at 10:00 a.m. The Annual Meeting is being held to consider and act upon:

         (1) the election of eight (8) persons to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders or until each of their successors is duly elected and qualified; and

         (2) such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Your proxy card is enclosed. The Board of Directors has FIXED THE CLOSE OF BUSINESS ON MARCH 21, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, PLEASE EXECUTE, DATE AND RETURN the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ H. T. OLINDE, JR.
                                  --------------------------------------
                                  H. T. Olinde, Jr.
                                  Chairman of the Board

New Roads, Louisiana
March 2001


                                    IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                         GREAT GUARANTY BANCSHARES, INC.
                              175 NEW ROADS STREET
                           NEW ROADS, LOUISIANA 70760

                                 PROXY STATEMENT

                                  INTRODUCTION

         The accompanying Proxy is solicited on behalf of the Board of Directors of Great Guaranty Bancshares, Inc., a Louisiana corporation ("Bancshares"), for use at the 2001 Annual Meeting of Shareholders of Bancshares (the "Annual Meeting") to be held at 10:00 a.m. on Wednesday, May 9, 2001, at the offices of Guaranty Bank & Trust Company, 175 New Roads Street, New Roads, Louisiana and any postponements or adjournments thereof. This proxy Statement is being furnished in connection with the Annual Meeting. Bancshares anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders of Bancshares on approximately April 2, 2001.

         Shareholders are being asked at the Annual Meeting to elect the eight
(8) persons identified below to the Bancshares Board of Directors to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

         The Board of Directors has fixed the close of business on March 21, 2001 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Bancshares had issued and outstanding and entitled to vote 143,374 shares of its common stock, $7.50 par value (the "Common Stock"). The Common Stock is the only outstanding class of voting securities of Bancshares. Each outstanding share of Common Stock will be entitled to one vote on each matter considered at the Annual Meeting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of Bancshares or by filing a Proxy of a later date with the Secretary of Bancshares. The holders of a majority of the total voting power of the outstanding shares of Common Stock as of the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting.

         The enclosed form of Proxy provides a means for a shareholder to vote for all nominees for director listed thereon, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Directors are elected by a plurality of the votes cast by the holders of the Common Stock. There is no cumulative voting. Accordingly, the withholding of authority by a shareholder will not be counted in computing a plurality, and thus, will have no effect on the election of directors.

         Approval of any other matters as may properly come before the Annual Meeting will require the affirmative vote of the total voting power of the outstanding shares of Common Stock, whether present in person or represented by proxy and entitled to vote at the Annual Meeting.

         Unless the shareholder specifies otherwise, a Proxy in the accompanying form which is properly executed and returned will be voted FOR the election as directors of the eight (8) nominees for director listed in this Proxy Statement.

         The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of Annual Meeting of Shareholders will be paid by Bancshares. In addition to solicitation by use of the mail, solicitation of Proxies may also be made personally by directors, officers and employees of Bancshares, and no additional compensation will be paid to such individuals for the solicitation services.

         The principal executive offices of Bancshares are located at 175 New Roads Street, New Roads, Louisiana 70760, and its telephone number is (225) 638-8621.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership as of March 21, 2001, of Common Stock by (i) each person or group of affiliated persons known by Bancshares to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each executive officer of Bancshares or of its wholly-owned subsidiary, Guaranty Bank & Trust Co. ("Guaranty Bank") for whom specific compensation information is disclosed in the Section below entitled "Executive Compensation"; and (iv) all directors, nominees for director and executive officers of Bancshares and Guaranty Bank as a group:

         Name and Position                           Shares Beneficially Owned          Percent of Class
         -----------------                           -------------------------          ----------------
         H.T. Olinde, Jr. (1)                               12,488                            8.71%
            514 Olinde Street
            New Roads, LA  70760
         Craig A. Major                                      3,502                            2.44%
         M. Chad Soprano                                     1,140                              *
         F. Gregory Roy                                      1,095                              *
         Joseph L. Dabadie                                     808                              *
         Dr. Donald Doucet                                     485                              *
         Sylvester Muckleroy                                   221                              *
         J. Layne Orillion                                     150                              *
         J. Wade O'Neal, III                                   140                              *
         Directors, Nominees, and Named                     20,029                           13.97%
         Executive Officers as a group (9 persons)

         ---------------
         *   less than 1.0%

         (1) Includes 3,405 shares voted by Mr. Olinde, but owned by B. Olinde & Sons, Inc., a company controlled by Mr. Olinde.

                              ELECTION OF DIRECTORS

         The number of directors to be elected at the meeting to constitute the Board of Directors has been fixed at eight (8), each to be elected for a term of one (1) year and to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified. Each of the nominees listed below is presently a director of Bancshares. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy will be exercised to vote for the election of any person as a director, other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors unless for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the shareholders' meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of the Common Stock.

         The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

         Joseph L. Dabadie, Jr., Age 74, has been a director since 1993. Mr. Dabadie retired from the U.S. Army in 1988 with the rank of Brigadier General, and since his retirement has worked as a safety director for Reliable Production, Inc., an oil and gas production company.

         Dr. Donald Doucet, age 44, has been serving as a director since 1998. Dr. Doucet has been a practicing physician since 1985 and specializes in Internal Medicine.

         Craig A. Major, Age 53, has been a director since 1993. Mr. Major has been a cattle rancher for over twenty five (25) years. Mr. Major oversees various family real-estate investments, as well as his own.

         Sylvester Muckleroy, age 75, has been serving as a director since 1998. Mr. Muckleroy retired from the Pointe Coupee Parish School Board in 1988. Mr. Muckleroy is the Mayor of the City of New Roads and is currently serving his second term.

         H.T. Olinde, Jr., age 72, was a founder of Guaranty Bank in 1957 and serves as Chairman of the Board. Mr. Olinde served as a director from 1957 until his resignation in 1984 and was re-elected director in 1993 and has been serving since that time. Mr. Olinde is a shareholder and executive officer of B. Olinde & Sons, Inc., which owns and operates retail furniture stores, a wholesale beer distributorship, and various property interests.

         J. Layne Orillion, age 56, has been a director since 1993. Mr. Orillion is President and owner of Lo-Vac, Inc., which he founded in 1982. Lo-Vac, Inc. provides environmental vacuum services and rents related equipment.

         F. Gregory Roy, age 49, has been a director since 1993. Mr. Roy has been a 50% owner of P & G Farms, Inc. and has been in farming business since 1978.

         Michael Chad Soprano, age 36, has been serving as a director since 1999. Mr. Soprano has been the owner and operator of Soprano's Grocery in Livonia, Louisiana since 1997. Prior to 1997, Mr. Soprano worked as an accountant at Lo-Vac, Inc. for over four years.

         The foregoing directors of Bancshares are also directors of Guaranty Bank. An additional director of Guaranty Bank is J. Wade O'Neal, III. See discussion of "Executive Officers" below.

                 MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

         During the year ended December 31, 2000, twelve (12) regular meetings of the Board of Directors of Guaranty Bank were held. All nominees for re-election attended at least 75% of such meetings, except Mr. Major, who attended only 67% of such meetings. There were also special loan meetings called during the year. Directors receive $100 per month for their service on the Board of Directors and an additional $50.00 for each special meeting attended.

         The Board of Directors has no nominating, compensation or similar committees performing such functions at this time. At the present time, all current members of the Board of Directors serve on the Audit Committee. During 2000, Mr. O'Neal was a member of the Audit Committee, but he no longer serves in that capacity. The Audit Committee met one (1) time in 2000. The functions of the Audit Committee are to review the engagement of the independent accountants; review with the independent accountants and management, Bancshares policies and procedures with respect to internal auditing, independent accounting and financial controls and review the reports of the independent accountants upon completion of their audit.

                             AUDIT COMMITTEE REPORT

         At the present time, each director of Bancshares is a member of the Audit Committee and each is not an officer of Guaranty Bank and each director is considered "independent". During 2000, Mr. O'Neal was a member of the Audit Committee, but he no longer serves in that capacity.

         The Board of Directors has not adopted a written charter for the Audit Committee.

         The Audit Committee held one (1) meeting during fiscal 2000. The meeting was designed to facilitate and encourage communication between the Audit Committee, the internal auditors of Bancshares and Guaranty Bank and the independent public accountants, Postlethwaite & Netterville, APAC.

         The Audit Committee has reviewed and discussed the audited financial statements to be included in Bancshares' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, with management and representatives of Postlethwaite & Netterville. The discussions with representatives of Postlethwaite & Netterville also included the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from Postlethwaite & Netterville written disclosures and the letter as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with representatives of Postlethwaite & Netterville the issue of the independence of

Postlethwaite & Netterville from Bancshares and Guaranty Bank. In addition, the Audit Committee has considered whether the non-audit related accounting services provided to Bancshares and Guaranty Bank is compatible with the independence of Postlethwaite & Netterville.

         In reliance on the reviews and discussions referred to above, the Board of Directors has approved that the audited financial statements be included in Bancshares Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         The Audit Committee of the Board of Directors

                  H. T. Olinde, Jr., Chairman
                  Joseph L. Dabadie, Jr.
                  Dr. Donald Doucet
                  Craig A. Major
                  Sylvester Muckleroy
                  J. Layne Orillion
                  F. Gregory Roy
                  Michael Chad Soprano

                       EXECUTIVE OFFICERS OF GUARANTY BANK

         The executive officers of Guaranty Bank are as follows:

         Beverly B. David, age 57, has served as Senior Vice-President since May 1999 and Head of Bank Operations since 1989. Mrs. David also serves as Cashier and Security Officer, and as an Assistant Treasurer of Bancshares. She has been employed by Guaranty Bank since February 1976.

         Mark Major, age 45, has been employed at Guaranty Bank since March 1998 when he was hired as an Agricultural Lender. Mr. Major has been employed in the banking business for 13 years. He has served as Head of Lending and Compliance Officer since 1999. Prior to this, Mr. Major was employed by Peoples Bank since 1986.

         J. Wade O'Neal, III, age 44, has served as President and Chief Executive Officer and as a Director of Guaranty Bank since May 1999. He has been employed by Guaranty Bank since November 1980 in various aspects of the lending functions. Mr. O'Neal also serves as Treasurer and Authorized Representative of Bancshares.

         Mary Ann Pourciau, age 45, has served as Vice President since February 1998 and Marketing and Human Resources Officer since 1995. She has been employed by Guaranty Bank since March 1976. She also serves as Secretary to the Board of Guaranty Bank, and is an Assistant Treasurer of Bancshares.

                             EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table contains compensation data for the last three years for the Chief Executive Officer of Guaranty Bank. Compensation data is not provided for any other executive officer of Bancshares or Guaranty Bank because no such executive officer's total salary and bonus exceeded $100,000.

                               ANNUAL COMPENSATION

            Name and                                                              Other
       Principal Position          Year        Salary            Bonus       Compensation (1)
       ------------------          ----       --------          -------      ----------------
J. Wade O'Neal                     2000       $ 75,000          $ 5,000      $ 2,250
President and Chief                1999         67,315            4,702        2,019
Executive Officer of               1998             --               --           --
Guaranty Bank (2)

-------------
       (1) Represents Guaranty Bank's contribution on behalf of such officer to Guaranty Bank's 401(k) Plan.

       (2) Mr. O'Neal was not elected President & CEO of Guaranty Bank until
           1999.

         401(k) Plan. Under Guaranty Bank's 401(k) Plan, officers and employees may make contributions to the Plan with pre-tax salary reductions. The Bank matches contributions up to three (3%) percent of the contributing employee's gross salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, in the ordinary course of its business, Guaranty Bank has made loans to certain of the directors and executive officers of Guaranty Bank and Bancshares, as well as to the family members and affiliates of certain of such directors and executive officers. Each of these loans (i) was made in the ordinary course of Guaranty Bank's business, (ii) was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

         Guaranty Bank expects to continue to make loans to directors and executive officers of Guaranty Bank and Bancshares in the ordinary course of its business in the future.

         As of December 31, 2000 and 1999, loans outstanding to the directors and executive officers of Guaranty Bank and Bancshares totaled $1,165,880.15 and $1,855,814.29 respectively.

                                AUDITOR SERVICES

         Bancshares' consolidated financial statements for the year ended December 31, 2000, were audited by the firm of Postlethwaite & Netterville, APAC, such firm chosen as Bancshares auditors until replaced by the Board of Directors. A representative of such firm will not be present at the 2001 Annual Meeting of Shareholders.

         Audit Fees. The cost of the 2000 audit was approximately $25,000. Postlethwaite & Netterville also performed three (3) quarterly reviews at a cost of $2,000 each.

         All Other Fees. Postlethwaite & Netterville also prepared Guaranty Bank's tax return at a cost of $3,750, and the collateral verification for the Federal Home Loan Bank at a cost of $800.

                              SHAREHOLDER PROPOSALS

         Any shareholder's proposal to be considered by Bancshares for inclusion in the 2002 Annual Meeting of Shareholders proxy material must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by Bancshares at its principal executive offices no later than December 3, 2001.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters which may be properly or are likely to be brought before the meeting. However, if any matters are properly brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                               /s/ F. GREGORY ROY
                                           -------------------------------------
                                           F. Gregory Roy, Secretary

New Roads, Louisiana
March 21, 2001

--------------------------------------------------------------------------------

                         GREAT GUARANTY BANCSHARES, INC.

                              NEW ROADS, LOUISIANA

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

--------------------------------------------------------------------------------



                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



                                   [P&N LOGO]

                                    CONTENTS



                                                                                                            Page
                                                                                                            ----


INDEPENDENT AUDITORS' REPORT                                                                                  1


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
      December 31, 2000 and 1999                                                                            2 - 3

CONSOLIDATED STATEMENTS OF INCOME
      Years ended December 31, 2000, 1999 and 1998                                                          4 - 5


CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
      Years ended December 31, 2000, 1999 and 1998                                                            6


CONSOLIDATED STATEMENTS OF CASH FLOWS
      Years ended December 31, 2000, 1999 and 1998                                                          7 - 8


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                                                  9 - 29


                                   [P&N LOGO]

                                [P&N LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders of Great Guaranty Bancshares, Inc.
New Roads, Louisiana


We have audited the accompanying consolidated statements of financial condition of Great Guaranty Bancshares, Inc. and Subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years during the three year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Guaranty Bancshares, Inc. and Subsidiary as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years during the three year period ended December 31, 2000 in conformity with generally accepted accounting principles.


/s/ POSTLETHWAITE & NETTERVILLE

Baton Rouge, Louisiana
February 14, 2001

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2000 AND 1999

                                     ASSETS


                                                            2000             1999
                                                        -----------      -----------
Cash and due from banks                                 $ 1,643,993      $ 2,161,137
Federal funds sold                                          450,000               --
                                                        -----------      -----------

   Cash and cash equivalents                              2,093,993        2,161,137

Interest-bearing time deposits with banks                    99,062          792,408

Investment securities
   Available-for-sale                                     7,618,082       10,460,361
   Held-to-maturity                                       1,504,783               --

Investments in restricted equity securities                 203,300          239,600

Loans receivable, net of allowance for loan losses
of $444,667 and $333,364, respectively                   31,144,540       25,572,115

Accrued interest receivable                                 466,491          369,234

Premises and equipment, net                                 568,772          474,303

Other assets                                                 50,423           35,035
                                                        -----------      -----------


TOTAL ASSETS                                            $43,749,446      $40,104,193
                                                        ===========      ===========



The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               2000               1999
                                                           ------------       ------------
LIABILITIES
Demand deposits                                            $  6,835,597       $  5,922,179
Savings and NOW deposits                                     13,101,730         13,224,666
Time deposits, $100,000 and over                              3,494,749          2,785,184
Other time deposits                                          15,498,073         14,136,991
                                                           ------------       ------------
           Total deposits                                    38,930,149         36,069,020

Notes payable                                                   788,707            926,953
Accrued expenses and other liabilities                          429,128            180,147
Federal funds purchased and securities sold
   under agreements to repurchase                                 6,214                 --
Dividends payable                                                71,687             35,843
                                                           ------------       ------------
            Total liabilities                                40,225,885         37,211,963
                                                           ------------       ------------


COMMITMENTS AND CONTINGENCIES                                        --                 --

STOCKHOLDERS' EQUITY
Common Stock - $7.50 par value, 500,000 shares
    authorized; 143,374 shares issued and outstanding         1,075,305          1,075,305
Additional paid-in capital                                    2,411,471          2,411,471
Accumulated earnings (deficit)                                  102,908           (384,838)
Accumulated other comprehensive loss                            (66,123)          (209,708)
                                                           ------------       ------------
       Total stockholders' equity                             3,523,561          2,892,230
                                                           ------------       ------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 43,749,446       $ 40,104,193
                                                           ============       ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 1 OF 2
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                               2000           1999             1998
                                                           -----------     -----------     -----------
INTEREST INCOME
  Interest and fees on loans                               $ 2,895,877     $ 2,230,257     $ 2,048,586
  Interest on investment securities                            679,561         752,973         824,878
  Interest on federal funds sold                                71,350          26,657         107,007
  Interest on deposits with banks                               27,289          83,046          91,473
                                                           -----------     -----------     -----------
     Total interest income                                   3,674,077       3,092,933       3,071,944
                                                           -----------     -----------     -----------

INTEREST EXPENSE
  Interest on deposits                                       1,288,173       1,081,152       1,115,603
  Interest on notes payable                                     64,031          73,978          97,513
  Interest on federal funds purchased
    and securities sold under agreements to repurchase          20,515           5,837           1,459
                                                           -----------     -----------     -----------
     Total interest expense                                  1,372,719       1,160,967       1,214,575
                                                           -----------     -----------     -----------

NET INTEREST INCOME                                          2,301,358       1,931,966       1,857,369

   Provision for loan losses                                   118,000          81,700          26,288
                                                           -----------     -----------     -----------


NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                  2,183,358       1,850,266       1,831,081
                                                           -----------     -----------     -----------


NON-INTEREST INCOME
  Customer service fees                                        274,797         302,197         308,945
  Other income                                                  54,558          37,026          28,033
                                                           -----------     -----------     -----------
     Total non-interest income                                 329,355         339,223         336,978
                                                           -----------     -----------     -----------






The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 2 OF 2
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                         2000            1999             1998
                                      ----------      ----------      ----------
NON-INTEREST EXPENSE
  Salaries and employee benefits      $  796,149      $  855,473      $  899,954
  Occupancy expense                      229,124         205,143         219,859
  Data processing fees                   106,426         110,953         114,369
  Legal fees                               7,070          78,739          16,885
  Other expense                          417,599         379,408         388,812
                                      ----------      ----------      ----------
     Total non-interest expense        1,556,368       1,629,716       1,639,879
                                      ----------      ----------      ----------

INCOME BEFORE TAXES                      956,345         559,773         528,180

  Income tax expense                     325,225         206,215         183,649
                                      ----------      ----------      ----------

NET INCOME                               631,120         353,558         344,531
                                      ==========      ==========      ==========


PER COMMON SHARE DATA:

  NET INCOME                          $     4.40      $     2.47      $     2.40
                                      ==========      ==========      ==========

  CASH DIVIDENDS DECLARED             $     1.00      $     0.25      $     0.25
                                      ==========      ==========      ==========

    Average shares outstanding           143,374         143,374         143,374
                                      ==========      ==========      ==========




The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                       CONSOLIDATED STATEMENTS OF CHANGES
                             IN STOCKHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998



                                                     Common Stock                                      Accumulated
                                              --------------------------   Additional    Accumulated       Other          Total
                                                                            Paid-in       Earnings    Comprehensive   Stockholders'
                                                Shares         Amount        Capital       (Deficit)   Income (loss)     Equity
                                              -----------    -----------  -----------   -----------   --------------  -------------
BALANCE, DECEMBER 31, 1997                        143,374    $ 1,075,305  $ 2,411,471   $(1,011,241)  $     37,491     $  2,513,026
                                                                                                                       ------------
  Comprehensive income:
   Net income                                          --             --           --       344,531             --          344,531
   Net change in unrealized gain (loss) on
    securities available-for-sale, net of
    taxes of ($2,663)                                  --             --           --            --         (5,170)          (5,170)
                                                                                                                       ------------
  Comprehensive income                                 --             --           --            --             --          339,361
                                                                                                                       ------------

   Dividends declared                                  --             --           --       (35,843)            --          (35,843)
                                              -----------    -----------  -----------   -----------   ------------     ------------

BALANCE, DECEMBER 31, 1998                        143,374      1,075,305    2,411,471      (702,553)        32,321        2,816,544
                                                                                                                       ------------
  Comprehensive income:
   Net income                                          --             --           --       353,558             --          353,558
   Net change in unrealized gain (loss) on
    securities available-for-sale, net of
    taxes of ($124,681)                                --             --           --            --       (242,029)        (242,029)
                                                                                                                       ------------
  Comprehensive income                                 --             --           --            --             --          111,529
                                                                                                                       ------------

   Dividends declared                                  --             --           --       (35,843)            --          (35,843)
                                              -----------    -----------  -----------   -----------   ------------     ------------

BALANCE, DECEMBER 31, 1999                        143,374      1,075,305    2,411,471      (384,838)      (209,708)       2,892,230
                                                                                                                       ------------
  Comprehensive income:
   Net income                                          --             --           --       631,120             --          631,120
   Net change in unrealized gain (loss) on
     securities available-for-sale, net of
     taxes of ($73,968)                                --             --           --            --        143,585          143,585
                                                                                                                       ------------

  Comprehensive income                                 --             --           --            --             --          774,705
                                                                                                                       ------------

   Dividends declared                                  --             --           --      (143,374)            --         (143,374)
                                              -----------    -----------  -----------   -----------   ------------     ------------

BALANCE, DECEMBER 31, 2000                        143,374    $ 1,075,305  $ 2,411,471   $   102,908   $    (66,123)    $  3,523,561
                                              ===========    ===========  ===========   ===========   ============     ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 1 OF 2
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                                        2000             1999             1998
                                                                     -----------      -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                          $   631,120      $   353,558      $   344,531
 Adjustments to reconcile net income to net
  cash provided by operating activities:
   Depreciation                                                          110,719          110,633          118,517
   Provision for loan losses                                             118,000           81,700           26,288
   Deferred income tax (benefit) expense                                 (32,371)          57,578          174,604
   Net amortization on investment premium\discounts                       32,897           61,229           39,372
   Stock dividends received                                              (18,469)         (12,500)         (12,900)
   Net gain on sale of other real estate                                  (8,958)          (2,046)              --
   Net investment securities gains                                        (2,028)            (491)              --
   Net gain on sale of fixed assets                                       (6,583)              --               --
   (Increase) decrease in accrued income and other assets               (108,583)         (91,174)           9,093
   (Decrease) increase in accrued expenses and other liabilities         248,981          (61,453)         (46,421)
                                                                     -----------      -----------      -----------

      Net cash provided by operating activities                          964,725          497,034          653,084
                                                                     -----------      -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds from sales/maturities/principal
   paydowns of investment securities:
   Available-for-sale                                                  1,829,327        5,753,152        5,806,803
   Held-to-maturity                                                      123,833               --               --
 Purchase of investment securities
   Available-for-sale                                                   (484,948)      (2,000,000)      (6,089,990)
   Redemption of restricted equity securities                             54,767               --               --
 Net change in:
   Interest-bearing deposits with banks                                  693,346        1,383,223       (1,977,631)
   Loans                                                              (5,690,425)      (3,757,440)         520,404
 Purchase of equipment and building improvements                        (209,768)         (12,722)         (48,032)
 Proceeds from sale of other real estate                                  25,000           20,000           37,420
 Proceeds from sale of fixed assets                                       11,164               --               --
                                                                     -----------      -----------      -----------
      Net cash provided by (used in) investing activities             (3,647,704)       1,386,213       (1,751,026)
                                                                     -----------      -----------      -----------



The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA
                                                                     PAGE 2 OF 2
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                                2000             1999             1998
                                                             -----------      -----------      -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase (decrease) in non-interest-bearing
     demand,savings, and NOW accounts                          $   784,751      $(1,130,308)     $   (12,331)
  Net increase (decrease) in time deposits                       2,070,648          (22,321)         131,748
  Payments on notes payable to banks                                    --               --         (165,000)
  Payments on FHLB notes payable                                  (138,246)        (128,274)        (119,026)
  Net changes in federal funds purchased and
     securities sold - repurchase agreement                          6,214         (600,000)         359,341
  Dividends paid                                                  (107,532)         (35,843)         (35,843)
                                                               -----------      -----------      -----------

       Net cash provided by (used in) financing activities       2,615,835       (1,916,746)         158,889
                                                               -----------      -----------      -----------

  Net decrease in cash and cash equivalents                        (67,144)         (33,499)        (939,053)

  Cash and cash equivalents - beginning of year                  2,161,137        2,194,636        3,133,689
                                                               -----------      -----------      -----------

  Cash and cash equivalents - end of year                      $ 2,093,993      $ 2,161,137      $ 2,194,636
                                                               ===========      ===========      ===========


Supplemental disclosures of cash flow information:

       Cash paid during the year for:

          Interest                                             $ 1,352,093      $ 1,229,141      $ 1,221,664
                                                               ===========      ===========      ===========

          Income taxes                                         $   160,000      $   142,000      $    12,320
                                                               ===========      ===========      ===========



The accompanying notes are an integral part of these consolidated financial statements.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS

     Great Guaranty Bancshares (the Company) is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, Guaranty Bank and Trust (the Bank). The Bank generates commercial (including agricultural), mortgage and consumer loans and receives deposits from customers located primarily in Pointe Coupee Parish, Louisiana, and the surrounding area. The Bank operates under a state bank charter and provides full banking services. As a state bank, the Bank is subject to regulation by the Louisiana Office of Financial Institutions and the Federal Deposit Insurance Corporation.

     The accounting and reporting policies of Great Guaranty Bancshares, Inc. and Subsidiary conform to generally accepted accounting principles and the prevailing practices within the banking industry. A summary of significant accounting policies is as follows:

          PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Guaranty Bank & Trust Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

          The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

          While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans could change materially in the near term. However, the amount of the change, if any, cannot be estimated.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          SIGNIFICANT GROUP CONCENTRATIONS OF CREDIT RISK

          Most of the Bank's activities are with customers located within Pointe Coupee Parish, located in South Central Louisiana. Note 2 discusses the types of securities that the Bank invests in, while Note 3 discusses the types of lending that the Bank engages in. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent upon regional economic conditions and conditions in the agricultural industry.

          INVESTMENT IN DEBT SECURITIES

          Debt securities that management has the positive intent and ability to hold to maturity are classified as "held to maturity" and recorded at amortized cost. Securities not classified as held to maturity or trading, including equity securities with readily determinable fair values, are classified as "available for sale" and recorded at fair value, with unrealized gains and losses excluded from earnings and reported in other comprehensive income.

          Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities. Declines in the fair value of held-to-maturity and available-for-sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses. Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method.

          LOANS RECEIVABLE

          The Bank grants mortgage, commercial and consumer loans to customers. A substantial portion of the loan portfolio is represented by mortgage loans throughout Pointe Coupee Parish. The ability of the Bank's debtors to honor their contracts is dependent upon the real estate, agricultural production and general economic conditions in this immediate and surrounding area.

          Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance.

          The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well-secured and in process of collection. Credit card loans and other personal loans are typically charged off no later than 180 days past due. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          LOANS RECEIVABLE (continued)

          All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

          ALLOWANCE FOR LOAN LOSSES

          The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

          The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

          A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

          FORECLOSED REAL ESTATE

          Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at the lower of the loan value or fair value at the date of foreclosure. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses of the real estate and changes in the valuation allowance are included in loss on foreclosed real estate.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

          BANK PREMISES AND EQUIPMENT

          Bank premises and equipment are stated at cost less accumulated depreciation which is computed using either straight-line or accelerated methods over the estimated useful lives of the assets, which range from three to twenty years.

          INCOME TAXES

          Provisions for income taxes are based on taxes payable or refundable for the current year (after exclusion of non-taxable income such as interest on state and municipal securities) and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

          BASIC EARNINGS PER SHARE

          Basic earnings per share are calculated on the basis of the weighted average number of shares outstanding.

          COMPREHENSIVE INCOME

          Comprehensive income is the change in stockholders' equity during the period from transactions and other events and circumstances from non-owner sources. Comprehensive income includes the change in unrealized gains (losses), net of taxes, on available-for-sale securities.

          CASH AND CASH EQUIVALENTS

          For purposes of reporting cash flows, cash and cash equivalents include cash and balances due from banks, federal funds sold and any other instrument with an original maturity of ninety days or less.

          OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

          In the ordinary course of business, the Bank has entered into off-balance sheet financial instruments consisting primarily of commitments to extend credit. Such financial instruments are recorded in the financial statements when they are funded.

          RECLASSIFICATION

          Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform with the current year presentation.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   INVESTMENT SECURITIES

     Debt and equity securities consisted of the following:


                                                          December 31, 2000
                                    ----------------------------------------------------------------
                                                       Gross              Gross
                                     Amortized       Unrealized        Unrealized           Fair
                                        Cost            Gains            Losses             Value
                                    -----------      -----------       -----------       -----------
Available-for-Sale
  U.S. Treasury & U. S. Agency      $ 2,486,470      $       845       $   (16,850)      $ 2,470,465
  Mortgage-backed securities          5,231,798           14,728           (98,909)        5,147,617
                                    -----------      -----------       -----------       -----------
                                    $ 7,718,268      $    15,573       $  (115,759)      $ 7,618,082
                                    ===========      ===========       ===========       ===========
Held-to-Maturity
  Agency for International
      Development bonds             $ 1,504,783      $        --       $    (1,481)      $ 1,503,302
                                    -----------      -----------       -----------       -----------
                                    $ 1,504,783      $        --       $    (1,481)      $ 1,503,302
                                    ===========      ===========       ===========       ===========

     Investments in Restricted
       Equity Securities

     Stock in Federal Home
       Loan Bank, at cost           $   203,300      $        --       $        --       $   203,300
                                    ===========      ===========       ===========       ===========


                                                           December 31, 1999
                                  --------------------------------------------------------------------
                                                       Gross              Gross
                                   Amortized         Unrealized         Unrealized           Fair
                                      Cost             Gains              Losses             Value
                                  ------------      ------------       ------------       ------------
Available-for-Sale

U.S. Treasury & U.S. Agency       $  3,000,000      $        155       $   (100,580)      $  2,899,575
Mortgage-backed securities           6,149,011                --           (217,314)         5,931,697
Agency for International
  Development bonds                  1,629,089                --                 --          1,629,089
                                  ------------      ------------       ------------       ------------

                                  $ 10,778,100      $        155       $   (317,894)      $ 10,460,361
                                  ============      ============       ============       ============
Investments in Restricted
  Equity Securities

Stock in Federal Home
  Loan Bank, at cost              $    239,600      $         --       $         --       $    239,600
                                  ============      ============       ============       ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   INVESTMENT SECURITIES (continued)

     Gross realized gains and losses on sales of securities were as follows:


                  Gains           Losses
                ----------      ----------

      2000      $    2,028      $      547
      1999             491              --
      1998              --              --

     Investments in restricted equity securities consist of stock of the Federal Home Loan Bank. These investments' fair values are based on the recoverability of their par value. The Bank is required to maintain an investment balance in FHLB stock equal to 5% of its outstanding advances with the Federal Home Loan Bank (see Note 6). These investments are pledged as collateral against borrowings from the FHLB.

     The amortized cost and fair value of debt securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                       Amortized            Fair
                                         Cost               Value
                                      ------------      ------------

Due in one year or less               $    752,702      $    752,842
Due from one year to five years          2,678,237         2,647,637
Due from five years to ten years         1,525,455         1,480,575
Due after ten years                      4,266,657         4,240,330
                                      ------------      ------------
                                      $  9,223,051      $  9,121,384
                                      ============      ============


     For purposes of the maturity table, mortgage-backed securities, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted-average contractual maturities of underlying collateral. The mortgage-backed securities may mature earlier than their weighted-average contractual maturities because of principal prepayments.

     Investment securities with an approximate cost of $5,978,000 and $3,658,000 and an approximate fair value of $5,920,000 and $3,562,000 at December 31, 2000 and 1999, respectively, were pledged to secure public deposits and for other purposes as required or permitted by law.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



3.    LOANS

      The components of loans in the statements of condition at December 31, were as follows:


                                              (In Thousands)
                                      -------------------------------
                                          2000                1999
                                      ------------       ------------


Construction                          $         95       $         --
Commercial                                   4,871              2,218
Commercial real estate                       1,787              2,310
Residential real estate                     13,613             12,146
Consumer                                     2,927              2,568
Agricultural                                 8,297              6,663
Less:  Allowance for loan losses              (445)              (333)
                                      ------------       ------------
    Loans, net                        $     31,145       $     25,572
                                      ============       ============

     An analysis of the change in the allowance for loan losses follows:


                                    2000               1999               1998
                                ------------       ------------       ------------

Balance, beginning of year      $    333,364       $    273,524       $    238,371
Loans charged off                    (14,783)           (26,109)            (5,778)
Recoveries                             8,086              4,249             14,643
Provision for loan losses            118,000             81,700             26,288
                                ------------       ------------       ------------
Balance, end of year            $    444,667       $    333,364       $    273,524
                                ============       ============       ============

     Impairment of loans having recorded investments of $74,991 and $15,832 at December 31, 2000 and 1999, respectively, have been recognized in conformity with FASB Statement No. 114, as amended by FASB Statement No.
     118. The average recorded investment in impaired loans for 2000 and 1999 was approximately $59,000 and $19,000, respectively. No allowance for loan loss has been recognized on these loans due to collateral values exceeding the loan values. No interest income was recognized on these loans while considered impaired. The Bank is not committed to lend additional funds to debtors whose loans have been modified.

4.   TIME DEPOSITS

     At December 31, 2000, the scheduled maturities of time deposits are as follows: (in thousands)

      2001      $     17,874
      2002               951
      2003               161
      2004                 7
      2005                --
                ------------
                $     18,993
                ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   PREMISES AND EQUIPMENT

     Components of premises and equipment included in the statements of condition at December 31, 2000 and 1999 were as follows:


                                          2000                1999
                                     -------------       -------------
Cost:
   Land                              $     249,730       $     249,730
   Buildings                             1,367,311           1,279,816
   Furniture and equipment                 766,413             664,578
                                     -------------       -------------
Total cost                               2,383,454           2,194,124
Less: accumulated depreciation          (1,814,682)         (1,719,821)
                                     -------------       -------------
   Net book value                    $     568,772       $     474,303
                                     =============       =============

     Depreciation expense amounted to $110,719, $110,633, and $118,517 for the years ended December 31, 2000, 1999, and 1998, respectively.

6.   NOTES PAYABLE

     The Bank is eligible to borrow funds from the Federal Home Loan Bank under an Advances, Collateral Pledge and Security Agreement dated April 20, 1994. Under this agreement, the Bank can receive advances up to a maximum amount, based on the value of collateral pledged as determined by FHLB guidelines. Each advance has a fixed rate, determined as of the date of the advance, and a repayment term of 113-132 months. All advances are secured by a blanket floating lien on all of the Bank's 1-4 residential single family first mortgage loans, Federal Home Loan Bank stock and deposits with the Federal Home Loan Bank.

     Although eligible for advances, the Bank is no longer drawing funds under this agreement and did not make any draws during the three year period ended December 31, 2000.

     Scheduled future principal payments of advances outstanding as of December 31, 2000 are as follows:


              2001                                                                  $        153,083
              2002                                                                           159,568
              2003                                                                           171,985
              2004                                                                           157,000
              2005                                                                           135,636
              Thereafter                                                                      11,435
                                                                                    ----------------
                                                                                    $        788,707
                                                                                    ================

     The weighted average interest rate of all advances outstanding as of December 31, 2000 was 7.56%. Interest expense on these advances amounted to $64,031, $73,978, and $83,227 for 2000, 1999, and 1998, respectively.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   INCOME TAXES

     The Company and the subsidiary Bank file a consolidated income tax return. The reasons for the differences between the statutory federal income tax rates and the effective tax rates applied to income before income taxes and are summarized as follows:


                                         2000                          1999                        1998
                                 ----------------------       ----------------------       ----------------------
                                  Amount          %            Amount           %           Amount           %
                                 --------      --------       --------      --------       --------      --------
Tax based on statutory rate      $325,225          34.0%      $190,323          34.0%      $179,581          34.0%
Other                                  --            --         15,892           2.8          4,068            .8
                                 --------      --------       --------      --------       --------      --------

Effective tax rates              $325,225          34.0%      $206,215          36.8%      $183,649          34.8%
                                 ========      ========       ========      ========       ========      ========


     Components of the net deferred tax liability which is included in accrued expenses and other liabilities on the accompanying statements of condition are as follows at December 31:


                                                           2000               1999
                                                       ------------       ------------

Depreciation on premises and equipment                 $     (3,400)      $         --
Stock dividends on investments                              (22,569)           (21,624)

Allowance for loan losses                                  (128,118)          (168,238)
                                                       ------------       ------------
    Gross deferred tax liability                           (154,087)          (189,862)
                                                       ------------       ------------

Unrealized investment losses - available-for-sale            34,063            108,031
Depreciation on premises and equipment                           --              3,400
                                                       ------------       ------------
    Gross deferred tax asset                                 34,063            111,431
                                                       ------------       ------------

    Net deferred tax liability                         $   (120,024)      $    (78,431)
                                                       ============       ============

     The consolidated provision for income taxes is summarized as follows:


                                        2000              1999                1998
                                    ------------       ------------      ------------

Taxes payable currently             $    357,596       $    148,637      $      9,045
Deferred tax expense (benefit)           (32,371)            57,578           174,604
                                    ------------       ------------      ------------

                                    $    325,225       $    206,215      $    183,649
                                    ============       ============      ============

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




8.     RELATED PARTIES

       Certain officers, directors, and their affiliates were indebted to the Bank in the aggregate amounts of $1,236,490 and $1,514,964 at December 31, 2000 and 1999, respectively. During 2000 and 1999, $673,447 and
       $2,761,744 of new loans and advances were made, and loan repayments totaled $951,721 and $2,506,988, respectively.

       As of December 31, 2000 and 1999, related party deposits were approximately $1,756,000 and $1,450,000, respectively.

9.     LEGAL CONTINGENCIES

       The Company and its subsidiary are parties to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the Company.

10.    REGULATORY MATTERS

       The Bank is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

       Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 2000, that the Bank meets all capital adequacy requirements to which it is subject.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




10.    REGULATORY MATTERS (continued)

       As of December 31, 2000, the most recent notification from the Louisiana Office of Financial Institutions categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since the notification that management believes have changed the Bank's category. Categorization criteria are based on maintenance of minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the following table (in thousands):


                                                                                                 To Be Well
                                                                                              Capitalized Under
                                                                  For Capital                 Prompt Corrective
                                    Actual                      Adequacy Purposes:            Action Provisions:
                                ---------------         -----------------------------   ----------------------------
                                Amount    Ratio         Amount                  Ratio   Amount                 Ratio
                                ------    -----         ------                  -----   ------                 -----

As of December 31, 2000:
  Total Capital
    (to Risk Weighted Assets)   $3,898     15.9%        $ 1,961   > than or = to 8.0%   $ 2,451 > than or = to 10.0%
  Tier I Capital
    (to Risk Weighted Assets)    3,590     14.6%            981   > than or = to 4.0%     1,471 > than or = to  6.0%
  Tier I Capital
    (to Average Assets)          3,590      8.1%          1,766   > than or = to 4.0%     2,208 > than or = to  5.0%


As of December 31, 1999:
  Total Capital
    (to Risk Weighted Assets)   $3,353     16.7%        $ 1,609   > than or = to 8.0%   $ 2,012 > than or = to 10.0%
  Tier I Capital
    (to Risk Weighted Assets)    3,101     15.4%            805   > than or = to 4.0%     1,207 > than or = to  6.0%
  Tier I Capital
    (to Average Assets)          3,101      7.5%          1,650   > than or = to 4.0%     2,062 > than or = to  5.0%

11.    RESTRICTIONS ON DIVIDENDS

       Federal and state banking regulations place certain restrictions on dividends paid by the Bank. The total amount of dividends which may be paid at any date is generally limited to the current year's net profits plus the prior year's retained net profits. As of December 31, 2000, amounts available for dividends were approximately $482,000.

       In addition, dividends paid by the Bank to the Company would be prohibited if the effect thereof would cause the Bank's capital to be reduced below applicable minimum capital requirements.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


12.    EMPLOYEE BENEFITS

       The Bank has a 401(k) Plan whereby substantially all employees participate in the Plan. Employees may contribute up to 15 percent of their compensation subject to certain limits based on federal tax laws. The Bank matches employee contributions dollar for dollar up to 3% of the employees' base compensation. Matching contributions vest to the employee equally over a five-year period. For the years ended December 31, 2000, 1999 and 1998, expense attributable to the Plan amounted to $21,625, $23,346 and $23,453, respectively.

13.    OFF-BALANCE SHEET ACTIVITIES

       Credit-Related Financial Instruments. The Bank is a party to credit related financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and commercial letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets.

       The Bank's exposure to credit loss is represented by the contractual amount of these commitments. The Bank follows the same credit policies in making commitments as it does for on-balance-sheet instruments.

       At December 31, 2000 and 1999, the following financial instruments were outstanding whose contract amounts represent credit risk:


                                                    2000               1999
                                                ------------      ------------

Unfunded commitments under lines of credit      $  5,564,706      $  3,484,245
Credit card arrangements                             410,228           406,339
Commercial and standby letters of credit             152,373                --

       Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The commitments for equity lines of credit may expire without being drawn upon. Therefore, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if it is deemed necessary by the Bank, is based on management's credit evaluation of the customer.

       Unfunded commitments under commercial lines-of-credit, revolving credit lines and overdraft protection agreements are commitments for possible future extensions of credit to existing customers. These lines-of-credit may or may not be drawn upon to the total extent to which the Bank is committed. Future draws on lines of credit are subject to the same collateral, terms and other conditions as draws which have been funded to date.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


13.    OFF-BALANCE SHEET ACTIVITIES (continued)

       Commercial and standby letters-of-credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those letters-of-credit are primarily issued to support public and private borrowing arrangements. Essentially all letters of credit issued have expiration dates within one year. The credit risk involved in issuing letters-of-credit is essentially the same as that involved in extending loan facilities to customers. The Bank generally holds collateral supporting those commitments if deemed necessary.

14.    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Corporation.

       The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

       Cash and cash equivalents: The carrying amounts of cash and short-term instruments approximate fair values.

       Interest-bearing deposits in banks: The carrying amounts of interest-bearing deposits maturing within ninety days approximate their fair values. Fair values of other interest-bearing deposits are estimated using discounted cash flow analyses based on current rates for similar types of deposits.

       Securities: Fair values for securities, excluding Federal Home Loan Bank stock, are based on quoted market prices. The carrying value of Federal Home Loan Bank stock approximates fair value based on the redemption provisions of the Federal Home Loan Bank.

       Loans receivable: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Fair values for certain mortgage loans (e.g., one-to-four family residential), credit card loans, and other consumer loans are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. Fair values for other loans (e.g., commercial real estate and investment property mortgage loans, commercial and industrial loans) are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values for non-performing loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


14.    FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

       Deposit liabilities: The fair values disclosed for demand deposits (e.g., interest and non-interest checking, passbook savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). The carrying amounts of variable-rate, fixed-term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

       Short-term borrowings: The carrying amounts of federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings maturing within ninety days approximate their fair values. Fair values of other short-term borrowings are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

       Long-term borrowings: The fair values of the Company's long-term borrowings are estimated using discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

       Accrued interest: The carrying amounts of accrued interest approximate fair value.

       The estimated fair values, and related carrying amounts, of the Company's financial instruments are as follows:


                                               December 31, 2000                  December  31, 1999
                                         ------------------------------      ------------------------------
                                           Carrying           Fair            Carrying             Fair
                                            Amount            Value            Amount              Value
                                         ------------      ------------      ------------      ------------
                                                  (in thousands)                    (in thousands)
Financial assets:
  Cash and due from banks,
     interest-bearing deposits with
     banks, and federal funds sold       $      2,193      $      2,193      $      2,954      $      2,954
  Securities available-for-sale                 7,618             7,618            10,460            10,460
  Securities held-to-maturity                   1,505             1,503                --                --
  Restricted equity securities                    203               203               240               240
  Loans receivable                             31,144            32,305            25,572            25,598
  Accrued interest receivable                     466               466               369               369
Financial liabilities:
  Deposit liabilities                          38,930            38,964            36,069            36,079
  Long-term debt                                  789               877               927               972
  Short-term borrowings                             6                 6                --                --

                                   [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



15.   BANK ONLY FINANCIAL STATEMENTS

                                                                     PAGE 1 OF 2
                        STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2000 AND 1999


                                     ASSETS


                                                    2000              1999
                                                 -----------      -----------

Cash and due from banks                          $ 1,643,993      $ 2,161,137
Federal funds sold                                   450,000               --
                                                 -----------      -----------
    Cash and cash equivalents                      2,093,993        2,161,137

Interest-bearing time deposits with banks             99,062          792,408
Investment securities
  Available-for-sale                               7,618,082       10,460,361
  Held-to-maturity                                 1,504,783               --
Investments in restricted equity securities          203,300          239,600
Loans, net of allowance for loan losses           31,144,540       25,572,115
Accrued interest receivable                          466,491          369,234
Properties and equipment, net                        568,772          474,303
Other assets                                          50,423           35,035
                                                 -----------      -----------

TOTAL ASSETS                                     $43,749,446      $40,104,193
                                                 ===========      ===========

                                  [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


15.   BANK ONLY FINANCIAL STATEMENTS (continued)
                                                                     PAGE 2 OF 2

                        STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2000 AND 1999


                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                         2000                1999
                                                      ------------       ------------
LIABILITIES
  Demand deposits                                     $  6,907,430       $  5,958,992
  Savings and NOW deposits                              13,101,730         13,224,666
  Time deposits, $100,000 and over                       3,494,749          2,785,184
  Other time deposits                                   15,498,073         14,136,991
                                                      ------------       ------------
    Total deposits                                      39,001,982         36,105,833

  Notes payable                                            788,707            926,953
  Accrued expenses and other liabilities                   429,128            180,147
  Federal funds purchased and securities sold
    under agreements to repurchase                           6,214                 --
                                                      ------------       ------------
      Total liabilities                                 40,226,031         37,212,933
                                                      ------------       ------------

COMMITMENTS AND CONTINGENT LIABILITIES                          --                 --

STOCKHOLDER'S EQUITY
  Common stock - $7.50 par value, 200,000 shares
    authorized - 96,242 shares issued
    and outstanding                                        721,815            721,815
  Additional paid-in capital                             5,208,217          5,201,524
  Accumulated deficit                                   (2,340,494)        (2,822,371)
  Accumulated other comprehensive loss                     (66,123)          (209,708)
                                                      ------------       ------------
      Total stockholder's equity                         3,523,415          2,891,260
                                                      ------------       ------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $ 43,749,446       $ 40,104,193
                                                      ============       ============

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   BANK ONLY FINANCIAL STATEMENTS (continued)
                                                                     PAGE 1 OF 2
                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                             2000              1999               1998
                                                          ------------      ------------      ------------
INTEREST INCOME
  Interest and fees on loans                              $  2,895,877      $  2,230,257      $  2,048,586
  Interest on investment securities                            679,561           752,973           824,878
  Interest on federal funds sold                                71,350            26,657           107,007
  Interest on deposits with banks                               27,289            83,046            91,473
                                                          ------------      ------------      ------------
     Total interest income                                   3,674,077         3,092,933         3,071,944
                                                          ------------      ------------      ------------

INTEREST EXPENSE
  Interest on deposits                                       1,288,173         1,081,152         1,115,603
  Interest on notes payable                                     64,031            73,978            83,227
  Interest on federal funds purchased and securities
   sold under agreements to repurchase                          20,515             5,837             1,459
                                                          ------------      ------------      ------------
     Total interest expense                                  1,372,719         1,160,967         1,200,289
                                                          ------------      ------------      ------------

NET INTEREST INCOME                                          2,301,358         1,931,966         1,871,655

  Provision for loan losses                                    118,000            81,700            26,288
                                                          ------------      ------------      ------------


NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                  2,183,358         1,850,266         1,845,367
                                                          ------------      ------------      ------------


NON-INTEREST INCOME
  Customer service fees                                        274,797           302,197           308,945
  Other income                                                  54,558            37,026            28,033
                                                          ------------      ------------      ------------
     Total non-interest income                                 329,355           339,223           336,978
                                                          ------------      ------------      ------------

                                  [P&N LOGO]

                            GREAT GUARANTY BANCSHARES
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. BANK ONLY FINANCIAL STATEMENTS (CONTINUED)

                                                                     PAGE 2 OF 2
                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998



                                          2000             1999              1998
                                      ------------      ------------      ------------
NON-INTEREST EXPENSES
  Salaries and employee benefits      $    796,149      $    855,473      $    899,954
  Occupancy expense                        229,124           205,143           219,859
  Data processing fees                     106,426           110,953           114,369
  Legal fees                                 5,361             6,451             8,624
  Other expense                            399,615           359,134           374,934
                                      ------------      ------------      ------------
     Total non-interest expense          1,536,675         1,537,154         1,617,740
                                      ------------      ------------      ------------


INCOME BEFORE TAXES                        976,038           652,335           564,605

  Income tax expense                       331,917           245,930           193,849
                                      ------------      ------------      ------------

NET INCOME                            $    644,121      $    406,405      $    370,756
                                      ============      ============      ============

                                  [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



16.   PARENT ONLY FINANCIAL STATEMENTS


                   CONDENSED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2000 AND 1999

                                     ASSETS

                                                                   2000               1999
                                                                -----------       -----------

Cash in subsidiary bank                                         $    71,833       $    36,813
Investment in subsidiary                                          3,523,415         2,891,260
                                                                -----------       -----------

     Total Assets                                               $ 3,595,248       $ 2,928,073
                                                                ===========       ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Accrued dividends payable                                       $    71,687       $    35,843
                                                                -----------       -----------
     Total Liabilities                                               71,687            35,843
                                                                -----------       -----------

Common stock - $7.50 par value; 500,000 shares
  authorized; 143,374 shares issued and outstanding               1,075,305         1,075,305
Additional paid-in capital                                        2,411,471         2,411,471
Accumulated earnings (deficit)                                      102,908          (384,838)
Accumulated other comprehensive loss                                (66,123)         (209,708)
                                                                -----------       -----------
     Total Stockholders' Equity                                   3,523,561         2,892,230
                                                                -----------       -----------

     Total Liabilities and Stockholders' Equity                 $ 3,595,248       $ 2,928,073
                                                                ===========       ===========

                                  [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.   PARENT ONLY FINANCIAL STATEMENTS (continued)

                         CONDENSED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                          Years ended December 31,
                                               ------------------------------------------------
                                                  2000               1999              1998
                                               ------------      ------------      ------------
INCOME
  Dividends received from subsidiary bank      $    162,244      $    128,343      $    235,000
                                               ------------      ------------      ------------


EXPENSES
  Interest expense                                       --                --            14,286
  Legal fees                                          1,710            72,287             8,260
  Other expenses                                     17,982            20,273            13,878
                                               ------------      ------------      ------------
                                                     19,692            92,560            36,424
                                               ------------      ------------      ------------

INCOME BEFORE EQUITY IN
  UNDISTRIBUTED EARNINGS
  OF SUBSIDIARY                                     142,552            35,783           198,576

  Equity in undistributed earnings
    of subsidiary                                   481,876           278,060           135,755
                                               ------------      ------------      ------------


  INCOME BEFORE TAXES                               624,428           313,843           334,331

  Income tax benefit                                  6,692            39,715            10,200
                                               ------------      ------------      ------------


  NET INCOME                                   $    631,120      $    353,558      $    344,531
                                               ============      ============      ============

                                  [P&N LOGO]

                         GREAT GUARANTY BANCSHARES, INC.
                              NEW ROADS, LOUISIANA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.   PARENT ONLY FINANCIAL STATEMENTS (continued)

                       CONDENSED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998



                                                                   Years ended December 31,
                                                       --------------------------------------------------
                                                           2000              1999                1998
                                                       ------------       ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                           $    631,120       $    353,558       $    344,531
  Adjustments to reconcile net income to
    cash  provided by operating activities:
  Equity in undistributed earnings
    of subsidiary                                          (481,876)          (278,060)          (135,755)
  Changes in operating assets and liabilities:
    Accrued interest payable                                     --                 --             (3,267)
  Income tax benefit                                         (6,692)           (39,714)           (10,200)
                                                       ------------       ------------       ------------

  Cash provided by operating activities                     142,552             35,784            195,309
                                                       ------------       ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Principal payments on notes payable                            --                 --           (165,000)
  Dividends paid                                           (107,532)           (35,843)           (35,843)
                                                       ------------       ------------       ------------
    Cash used in financing activities                      (107,532)           (35,843)          (200,843)
                                                       ------------       ------------       ------------

Net increase (decrease) in cash                              35,020                (59)            (5,534)

Cash - beginning of year                                     36,813             36,872             42,406
                                                       ------------       ------------       ------------

Cash - end of year                                     $     71,833       $     36,813       $     36,872
                                                       ============       ============       ============

Supplemental disclosure of cash flow information:
  Cash paid for:
    Interest                                           $         --       $         --       $     17,552
                                                       ============       ============       ============

                                   [P&N LOGO]

                        GREAT GUARANTY BANCSHARES, INC.
                                  P.O. BOX 10
                           NEW ROADS, LOUISIANA 70760

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS H. T. OLINDE, JR. AND F. GREGORY ROY AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNED BELOW, ALL THE SHARES OF COMMON STOCK OF GREAT GUARANTY BANCSHARES HELD OF RECORD BY UNDERSIGNED ON MARCH 21, 2001, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2001 OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.



                       (PLEASE DATE AND SIGN ON REVERSE)


                                        I PLAN TO ATTEND MEETING: [ ] YES [ ] NO

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2. Account Number: _____ # of Shares ____

1.  ELECTION OF DIRECTORS                                                          Joseph L. Dabadie, Dr. Donald Doucet,
    FOR all nominees listed (except as marked to the contrary)                     Craig A. Major, Sylvester Muckelroy,
                                                               -----               H. T. Olinde, Jr., J. Layne Orillion, F.
    WITHHOLD AUTHORITY to vote for all nominees listed                             Gregory Roy, Chad Soprano. (Instruction:
                                                       -----                       To withhold authority to vote for any
                                                                                   individual nominee, write that nominee's
2.  In their discretion, the Proxies are authorized to vote upon such              name(s) on the space provided below.)
    other business as may properly come before the meeting.
                                                                                   ----------------------------------------
   For      Against     Abstain
       ----        ----         ----                                       Dated:
                                                                                 ------------------------------------------
                                                                           Signature:
                                                                                     --------------------------------------
                                                                           Signature if held jointly
                                                                                                    -----------------------
                                                                            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                             CARD PROMPTLY USING THE ENCLOSED ENVELOPE.